UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) — March 14, 2007

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	23-1210010	1-8036
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-3319

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

On March 14, 2007, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing that Donald E. Morel, Jr., Ph.D., Chairman and Chief Executive Officer and William J. Federici, Chief Financial Officer will make a presentation at the Lehman Brothers Tenth Annual Global Healthcare Conference at the Loews Miami Beach Hotel in Miami, Florida on Tuesday, March 20, 2007 at 11:15 p.m. Eastern Time.

A copy of the Company’s presentation from the conference will be available for 30 days through the Investor link at the Company’s website, http.//www.westpharma.com., and is also attached hereto as Exhibit 99.1. A copy of the press release is attached hereto as Exhibit 99.2. Both Exhibits are incorporated herein by reference.

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits

Exhibit #	Description
99.1	West Pharmaceutical Services, Inc. Conference presentation slides.

99.2	West Pharmaceutical Services, Inc. Press Release, dated March 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

March 20, 2007